Exhibit 99.2 Accretive Acquisition Creates Premier Utica Asset Position EOG to Acquire Encino Acquisition Partners Pearce Hammond, Vice President IR Neel Panchal, Senior Director IR Shelby O’Connor, Manager IR (713) 571-4684, phammond@eogresources.com (713) 571-4884, npanchal@eogresources.com (713) 571-4560, soconnor@eogresources.com

Accretive Acquisition Creates Premier Utica Asset Position Acquisition Overview: Highly Contiguous Acreage & Strong Strategic Fit Pennsylvania EOG Acreage Acquisition Overview Encino Acreage Overlapping Acreage Purchase Price: Balance Sheet Funded: Maintains Industry Equity $5.6 Bn NO Issuance Leading Balance Sheet 1 2 2 2025E Production : Total Acreage : Undeveloped Net Resource : Net Bn Ohio 235 MBoed 675K Acres 1.0+ Boe 3 Value Accretive : Raising Regular Dividend: Accretion to Accretion to Increase to 4 5% 10% 9% ‘25 EBITDA ‘25 CFO & FCF $1.02 per share Anticipate 2H 2025 Close Date West Virginia (1) Estimated average total production rate from May 30, 2025 agreement execution date through end of year. (2) Reflects core net acreage and associated estimated undeveloped net resource (not proved reserves). Total acquired acreage of ~1.2 MM net acres. (3) Estimated annualized accretion metrics based on May 30, 2025 agreement execution date. Acquisition Announcement 2 (4) Quarterly dividend declared May 30, 2025; indicated annual per-share rate of $4.08, as of May 30, 2025.

Accretive Acquisition Creates Premier Utica Asset Position

Acquisition Highlights: Size, Scale, Synergies, Returns, & Accretion

Strong Strategic Fit

Expands Utica Asset Size and Scale
- *Acquiring 675K Net Acres[1] & 1.0+ Bn Boe of Undeveloped Net Resource[2]*
- *Pro Forma Utica Totals 1.1 Million Net Acres[3] & 2.0+ Bn Boe of Undeveloped Net Resource[2]*

Immediately Accretive, Meaningful Synergies
- *Accretive to EBITDA, CFO, FCF, NAV, & All Per Share Metrics*
- *Estimated $150MM of Synergies Realized in First Year Primarily Driven By Lower Capital, Operating, & Debt Financing Costs*
- *Benefits from Extended Laterals, Shared Facilities, & Self-Sourced Materials*

EOG Technical Expertise Enhances Returns
- *Industry Leading Drilling and Completions Technology Lowers Well Costs and Enhances Production Performance*
- *Applying EOG's Proprietary Information & Optimizer Technology to a Higher Production Base Lowers Operating Costs*

Returns Focused Acquisition

Enhances Liquids Acreage Footprint
- *Acquiring 235K Net Acres in the Volatile Oil Window*
- *Pro Forma Utica Volatile Oil Window Totals 485K Net Acres*
- *Delivers Operational Efficiencies Through Extended Laterals*

Adds Premium Gas Exposure
- *Acquiring 330K Net Acres Across Wet and Dry Gas Windows*
- *Pro Forma Gas Window Totals 405K Net Acres*
- *Ample Processing Capacity & Firm Transportation to Premium End Markets*

Increases Working Interest
- *Average Working Interest Increased by 20%+ in Northern Acreage*
- *Highly Contiguous Northern Acreage Position Enables Extended Lateral Development*

(1) *Reflects core net acreage. Total acquired acreage of ~1.2 MM net acres.*
(2) *Net resource potential, not proved reserves. See related discussion under "Oil and Gas Reserves" on slide 12.*
(3) *Reflects pro forma core net acreage.*

Acquisition Announcement 3

Contiguous Acreage Enhances Size and Scale in Utica 1 Pro Forma Utica: 1.1 MM Net Acres with 2.0+ Bn Boe of Undeveloped Resource Pennsylvania EOG Acreage Encino Acreage Overlapping Acreage Utica Pro Forma Utica 1 Acreage 460K Net Acres 675K Net Acres 1.1MM Net Acres Ohio Undeveloped 1 1.0+ Bn Boe 1.0+ Bn Boe 2.0+ Bn Boe Net Resource Total 2 40 Mboed 235 Mboed 275 Mboed 3 Production 40% Oil 25% NGLs 35% Gas 20% Oil 30% NGLs 50% Gas 25% Oil 30% NGLs 45% Gas West Virginia (1) Reflects core net acreage and associated estimated undeveloped net resource (not proved reserves). (2) Estimated average total production rate from May 30, 2025 agreement execution date through end of year. Acquisition Announcement 4 (3) Production calculated using product mix percentages may not sum due to rounding.

Acquisition Expands Liquids Acreage Footprint and Adds Premium Gas Exposure Volatile Oil Window Natural Gas Window EOG: EOG: 250K Net Acres 75K Net Acres Encino: Encino: 235K Net Acres 330K Net Acres Pro Forma: Pro Forma: 485K Net Acres 405K Net Acres EOG Acreage EOG Acreage Encino Acreage Encino Acreage Overlapping Acreage Overlapping Acreage Acquisition Announcement 5

Highly Contiguous Northern Acreage Position Increases Working Interest and Enables Extended Lateral Development Increases Average Working Interest 20%+ in Northern Acreage Highly Contiguous Acreage Enables Extended Lateral Development EOG Acreage Encino Acreage Overlapping Acreage Acquisition Announcement 6

EOG Technical Expertise Enhances Returns in Acquired Acreage 1 Average Cumulative Oil & Total Production Total Well Cost Total Production, Boe/ft $/ft Oil Production, Bo/ft Lower 30 ~15% TWC/ft EOG EOG Volatile Oil Window +10% Boe/ft Encino Volatile Oil Window 800 25 ~$750/ft 750 20 700 15 <$650/ft EOG 650 +8% Bo/ft 10 600 5 550 0 500 0 2 4 6 8 10 1 Year12 En Enc ciin n oo EOG EOG Acquisition Announcement 7 (1) 2022-2024 average cumulative production for wells in the volatile oil window.

Differentiated High-Return Multi-Basin Portfolio Average Direct After-Tax Rate of Return Pro Forma Utica For 12+ Bn Boe of Total Net Resource for EOG 1 Acreage 1.1 MM Net Acres Undeveloped Now Includes 2.0+ Bn Boe 1 2.0+ Bn Boe >200% Net Resource 200% High-Return Utica Net Resource Gross EUR 1.2-2.0 MMBOE Volatile Oil Window Gross EUR >100% 100% 2.0-2.8 MMBOE Gas Window >55% 55% Finding Cost <$7 Per Boe Well Cost <$650 Per Ft $45 & $2.50 $55 & $3.00 $65 & $3.50 WI / NRI 80% / 69% Acquisition Announcement 8 (1) Reflects pro forma core net acreage and associated estimated undeveloped net resource (not proved reserves).

Premier Utica Asset Moves to Foundational Play

Highly Competitive in Differentiated Multi-Basin Portfolio

"The acquired acreage enhances our size, scale, and returns in the play, moving the Utica to a foundational pillar of EOG's differentiated, top tier, multi-basin portfolio."

Lateral Length
ft


15K+
10K+
12K+
Utica
Delaware Basin
Eagle Ford

Direct Well Cost
$/ft


<$650/ft
<$750/ft
<$550/ft
Utica
Delaware Basin
Eagle Ford

Finding Cost
$ per Boe


<$7/Boe
<$6/Boe
<$10/Boe
Utica
Delaware Basin
Eagle Ford

Acquisition Announcement 9

Maintains Industry Leading Balance Sheet With No Change to Additional Cash Return Maintains Attractive Debt to Equity Industry Leading < Purchase EBITDA 1.0x $5.6 Bn Issuance NO Balance Sheet at ~$45 WTI Price 1 1 • ~$2.1 Bn for Encino Acquisition Debt• Issuing ~$3.5 Bn for Encino Acquisition Cash Acquisition Contributes to • Repaid $500 MM of Notes in April 2025• $500 MM for April 2025 Notes Maturity $Bn $Bn +5% • $275 MM for Eagle Ford Bolt-On Acquisition Raising Regular Dividend ~$ $7 7. .7 7 $6.6 Additional Cash Return Through Opportunistic Share Repurchases $4.7 and Special Dividends ~$3.7 $4.0 1Q2025 Post Close 1Q2025 Post Close Acquisition Announcement 10 (1) Reflects EOG’s current expectations for funding of Encino Acquisition (as of May 30, 2025).

Acquisition Furthers Aim to Deliver Sustainable Value Creation Through Industry Cycles Pennsylvania Capital Discipline EOG Acreage • Returns-Focused Acquisition Lowers Finding Cost of Resource Base Encino Acreage • All-Cash Acquisition Funded by Industry Leading Balance Sheet Overlapping Acreage • Raising Regular Dividend by 5% with No Change to Additional Cash Return Operational Excellence • High Quality Net Resource Addition to Multi-Basin Inventory • Superior In-House Technical Expertise, Proprietary Information Technology, and Self- Sourced Materials Support Well Performance & Cost Control in Acquired Acreage • Acreage Footprint Delivers Product and Pricing Diversification Ohio Sustainability • Committed to Safe Operations, Leading Environmental Performance, and Community Engagement Culture • Decentralized, Non-Bureaucratic Structure Enables Value Creation in the Field, at the Asset Level • Collaborative, Multi-Disciplinary Teams Drive Innovation West Virginia • Technology Leadership and Real-Time, Data-Driven Decision Making Acquisition Announcement 11

Copyright; Assumption of Risk: Copyright 2025. This presentation and the contents of this presentation have been copyrighted by EOG Resources, Inc. (EOG). All rights reserved. Copying of this presentation is forbidden without the prior written consent of EOG. Information in this presentation is provided “as is” without warranty of any kind, either express or implied, including but not limited to the implied warranties of merchantability, fitness for a particular purpose and the timeliness of the information. You assume all risk in using the information. In no event shall EOG or its representatives be liable for any special, indirect or consequential damages resulting from the use of the information. Cautionary Notice Regarding Forward-Looking Statements: This presentation may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements and projections regarding the strategic rationale, timeline and anticipated benefits of the proposed acquisition of Encino/EAP (the “Transaction”), statements regarding EOG’s future financial position, operations, performance, business strategy, goals, returns and rates of return, budgets, reserves, levels of production, capital expenditures, operating costs and asset sales, statements regarding future commodity prices and statements regarding the plans and objectives of EOG’s management for future operations are forward‐looking statements. EOG typically uses words such as “expect,” “anticipate,” “estimate,” “project,” “strategy,” “intend,” “plan,” “target,” “aims,” “ambition,” “initiative,” “goal,” “may,” “will,” “focused on,” “should” and “believe” or the negative of those terms or other variations or comparable terminology to identify its forward‐looking statements. In particular, statements, express or implied, concerning (i) EOG’s future financial or operating results and returns, (ii) EOG’s ability to replace or increase reserves, increase production, generate returns and rates of return, replace or increase drilling locations, reduce or otherwise control drilling, completion and operating costs and capital expenditures, generate cash flows, pay down or refinance indebtedness, achieve, reach or otherwise meet initiatives, plans, goals, ambitions or targets with respect to emissions, other environmental matters or safety matters, pay and/or increase regular and/or special dividends or repurchase shares or (iii) the timeline for, the successful integration of, the strategic rationale for, or the anticipated benefits of, the proposed Transaction, in each case are forward‐looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that such assumptions are accurate or will prove to have been correct or that any of such expectations will be achieved (in full or at all) or will be achieved on the expected or anticipated timelines. Moreover, EOG’s forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside EOG’s control. Important factors that could cause EOG’s actual results to differ materially from the expectations reflected in EOG’s forward-looking statements include, among others: •EOG’s ability to complete the proposed Transaction on the proposed terms or anticipated timeline (or at all); • risks related to the satisfaction or waiver of the conditions to closing the proposed Transaction, including receipt of clearance under the Hart-Scott-Rodino Act; •EOG’s failure to realize, in full or at all, the anticipated benefits of the proposed Transaction; • business disruptions resulting from the proposed Transaction that could harm EOG’s business operations, including current plans and operations and the diversion of management’s attention from EOG’s ongoing business operations; • the timing, magnitude and duration of changes in prices for, supplies of, and demand for, crude oil and condensate, natural gas liquids (NGLs), natural gas and related commodities; • the extent to which EOG is successful in its efforts to acquire or discover additional reserves; • the extent to which EOG is successful in its efforts to (i) economically develop its acreage in, (ii) produce reserves and achieve anticipated production levels and rates of return from, (iii) decrease or otherwise control its drilling, completion and operating costs and capital expenditures related to, and (iv) maximize reserve recoveries from, its existing and future crude oil and natural gas exploration and development projects and associated potential and existing drilling locations; • the success of EOG’s cost-mitigation initiatives and actions in offsetting the impact of any inflationary or other pressures on EOG’s operating costs and capital expenditures; • the extent to which EOG is successful in its efforts to market its production of crude oil and condensate, NGLs and natural gas; • security threats, including cybersecurity threats and disruptions to our business and operations from breaches of our information technology systems, physical breaches of our facilities and other infrastructure or breaches of the information technology systems, facilities and infrastructure of third parties with which we transact business, and enhanced regulatory focus on the prevention of, and disclosure requirements relating to, cyber incidents; • the availability, proximity and capacity of, and costs associated with, appropriate gathering, processing, compression, storage, transportation, refining, liquefaction and export facilities and equipment; • the availability, cost, terms and timing of issuance or execution of mineral licenses, concessions and leases and governmental and other permits and rights-of-way, and EOG’s ability to retain mineral licenses, concessions and leases; • the impact of, and changes in, government policies, laws and regulations, including climate change-related regulations, policies and initiatives (for example, with respect to air emissions); tax laws and regulations (including, but not limited to, carbon tax or other emissions-related legislation); environmental, health and safety laws and regulations relating to disposal of produced water, drilling fluids and other wastes, hydraulic fracturing and access to and use of water; laws and regulations affecting the leasing of acreage and permitting for oil and gas drilling and the calculation of royalty payments in respect of oil and gas production; laws and regulations imposing additional permitting and disclosure requirements, additional operating restrictions and conditions or restrictions on drilling and completion operations and on the transportation of crude oil, NGLs and natural gas; laws and regulations with respect to financial and other derivatives and hedging activities; and laws and regulations with respect to the import and export of crude oil, natural gas and related commodities; • the impact of climate change-related legislation, policies and initiatives; climate change-related political, social and shareholder activism; and physical, transition and reputational risks and other potential developments related to climate change; • the extent to which EOG is able to successfully and economically develop, implement and carry out its emissions and other environmental or safety-related initiatives and achieve its related targets, goals, ambitions and initiatives; •EOG’s ability to effectively integrate acquired crude oil and natural gas properties into its operations, identify and resolve existing and potential issues with respect to such properties and accurately estimate reserves, production, drilling, completion and operating costs and capital expenditures with respect to such properties; • the extent to which EOG’s third-party-operated crude oil and natural gas properties are operated successfully, economically and in compliance with applicable laws and regulations; • competition in the oil and gas exploration and production industry for the acquisition of licenses, concessions, leases and properties; • the availability and cost of, and competition in the oil and gas exploration and production industry for, employees, labor and other personnel, facilities, equipment, materials (such as water, sand, fuel and tubulars) and services; • the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; • weather and natural disasters, including its impact on crude oil and natural gas demand, and related delays in drilling and in the installation and operation (by EOG or third parties) of production, gathering, processing, refining, liquefaction, compression, storage, transportation, and export facilities; • the ability of EOG’s customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG; •EOG’s ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements; • the extent to which EOG is successful in its completion of planned asset dispositions; • the extent and effect of any hedging activities engaged in by EOG; • the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions; • the economic and financial impact of epidemics, pandemics or other public health issues; • geopolitical factors and political conditions and developments around the world (such as the imposition of tariffs or trade or other economic sanctions, political instability and armed conflicts), including in the areas in which EOG operates; • the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage; and • the other factors described under ITEM 1A, Risk Factors of EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any updates to those factors set forth in EOG’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by EOG’s forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the duration or extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EOG’s forward-looking statements. EOG’s forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise. Oil and Gas Reserves: The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also “probable” reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as “possible” reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve or resource estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include “potential” reserves, “resource potential” and/or other estimated reserves or estimated resources not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in EOG’s Annual Report on Form 10‐K for the fiscal year ended December 31, 2024 (and any updates to such disclosure set forth in EOG’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K), available from EOG at P.O. Box 4362, Houston, Texas 77210‐4362 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1‐800‐SEC‐0330 or from the SEC's website at www.sec.gov. Acquisition Announcement 12